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                                                        Exhibit 10.1 (c)

     AMENDMENT NO. 3 TO, AND ASSIGNMENT OF, CATASTROPHE EQUITY SECURITIES
               ISSUANCE OPTION AND REINSURANCE OPTION AGREEMENT


     This Amendment No. 3 to, and Assignment of, Catastrophe Equity Securities Issuance Option and Reinsurance Option Agreement (the "Amendment No. 3") is entered into and effective as of June 1, 1999 between Horace Mann Educators Corporation, a Delaware corporation ("HM"), Centre Reinsurance (U.S.) Limited, a Bermuda corporation ("Centre Re"), and Zurich Insurance Company, a corporation organized under the laws of Switzerland ("Zurich"), as assignee of Centre Re, with respect to that certain Catastrophe Equity Securities Issuance Option and Reinsurance Option Agreement dated February 15, 1997, as amended by Amendment No. 1 and Amendment No. 2 between HM and Centre Re (as the same may be further amended, supplemented, and restated or otherwise modified, together with all the Exhibits and Schedules and all ancillary, related or supporting documents, the "Agreement"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings specified in the Agreement.

                                    RECITALS

     WHEREAS, Centre Re and Zurich wish to transfer and assign the Agreement, such that Centre Re will have no further obligations or liabilities to HM under the Agreement in respect of the period commencing 12:00 A.M., Central Time, June 1, 1999 through to 11:59:59 P.M., Central Time, December 31, 1999, and all Agreement Years commencing thereafter;

     WHEREAS, HM wishes to consent to such assignment; and

     WHEREAS, in the event of multiple Events taking place during the Agreement Year commencing 12:00 A.M. Central Time, January 1, 1999 ("Agreement Year 1999") which develop into a Qualifying Catastrophic Event, and such multiple Events take place both prior to 12:00 A.M. Central Time June 1, 1999 and after 12:00 A.M. Central Time, June 1, 1999 (but during Agreement Year 1999), this Amendment No. 3 shall not prohibit HM from exercising the Securities Issuance Option because such multiple Events happened both prior to 12:00 A.M. Central Time June 1, 1999 and after 12:00 A.M. Central Time, June 1, 1999.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, HM, Centre Re and Zurich agree as follows:

                                   AGREEMENT

     1. Assignment and Assumption. Effective at 12:00 A.M. Central Time on June 1, 1999, Centre Re and Zurich agree that (A) Centre Re hereby transfers and assigns to Zurich, and (B) Zurich hereby assumes and undertakes from Centre Re, without recourse and without representation or warranty (except as provided in this Amendment No. 3), (i) 100% of all obligations, duties, liabilities, and promises, whether contingent or otherwise, of Centre Re under and in connection with the Agreement in respect of, arising out of, or related to (a) the period commencing 12:00 A.M., Central Time, June 1, 1999 through 11:59:59 P.M., Central Time,

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December 31, 1999, and (b) the Agreement Year commencing 12:00 A.M., Central
Time, January 1, 2000 ("Agreement Year 2000"), and the Agreement Year commencing 12:00 A.M., Central Time, January 1, 2001 ("Agreement Year 2001"), and (c) the period thereafter, if any, and (ii) 100% of all related rights and benefits under and in connection with the Agreement in respect of, arising out of, or related to (a) the period commencing 12:00 A.M., Central Time, June 1, 1999 through to 11:59:59 P.M., Central Time, December 31, 1999, and (b) Agreement Years 2000 and 2001, and (c) the period thereafter, if any, including the right to receive the Option Fee and Option Exercise Fee, if any, in respect of the period commencing 12:00 A.M., Central Time, June 1, 1999 through to 11:59:59 P.M., Central Time, December 31, 1999, and Agreement Years 2000 and 2001, and the period thereafter, if any.

     For purposes of clarification, with respect to any exercise of the Securities Issuance Option relating to multiple events occurring both prior to 12:00AM Central Time, June 1, 1999 and after 12:00 AM Central Time, June 1, 1999 (but during Agreement Year 1999) which develop into a Qualifying Catastrophic Event, such exercise shall be made against Zurich, or an affiliate of Zurich, as such designation and/or assignment by Zurich may be permitted under the Agreement.

     Accordingly, the Agreement is hereby amended by substituting all previous references to Centre Re with Zurich.

     2. Payments; Correspondence. Centre Re and Zurich agree and acknowledge that all payments of the Option Fee, Option Exercise Fee, if any, and any other amounts due or that may become due in connection with, or relating to the period commencing 12:00 A.M., Central Time, June 1, 1999 through to 11:59:59 P.M., Central Time, December 31, 1999, and Agreement Years 2000 and 2001 (collectively or individually the "Payments") are the property of Zurich and not Centre Re and HM shall remit all such Payments to Zurich or to any entity designated in writing by Zurich. HM shall also send any and all notices, advices or other correspondence in connection with the Agreement affecting or relating to the period commencing 12:00 A.M., Central Time, June 1, 1999 through to 11:59:59 P.M., Central Time, December 31, 1999, or the Agreement Year 2000, or the Agreement Year 2001 and Zurich's rights and obligations in respect of such periods to Zurich or to any entity designated in writing by Zurich.

     3. Release. HM consents to and acknowledges such assignment to, and assumption by, Zurich of all of the rights, benefits, obligations and liabilities of Centre Re under the Agreement, as set forth in this Amendment No. 3, and HM hereby releases Centre Re from any and all obligations, duties, liabilities, claims, and promises, whether contingent or otherwise, of Centre Re under and in connection with the Agreement in respect of, arising out of, or related to the period commencing 12:00 A.M., Central Time, June 1, 1999 through to 11:59:59 P.M., Central Time, December 31, 1999, and Agreement Year 2000, and Agreement Year 2001, and the period thereafter, if any.

     4. No Warranty or Recourse. The transfer and assignment of the Agreement in respect of the period commencing 12:00 A.M., Central Time, June 1, 1999 through to 11:59:59 P.M., Central Time, December 31, 1999, and the Agreement Year 2000, and the Agreement Year 2001,


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and the period thereafter, if any, is made without warranty or recourse against
Centre Re of any kind, except for the willful misconduct, gross negligence, or fraud of Centre Re, and except that Centre Re warrants that it has not sold or otherwise transferred any other interest in the Agreement in respect of the period commencing 12:00 A.M., Central Time, June 1, 1999 through to 11:59:59 P.M., Central Time, December 31, 1999, the Agreement Year 2000, and the Agreement Year 2001 to any other party.


     5. Covenants and Warranties. HM, Centre Re and Zurich each warrants and covenants with respect to itself that (a) it is validly existing and organized and in good standing under the laws of its jurisdiction; (b) it is duly authorized to execute, deliver, and perform this Amendment No. 3; (c) the execution, delivery and performance of this Amendment No. 3 does not conflict with any provision of law or of the charter or by-laws (or equivalent constituent documents) of such party, or of any agreement binding upon it; and
(d) this Amendment No. 3 constitutes the legal, valid and binding obligation of HM, Centre Re and Zurich, enforceable in accordance with its terms.


     6. Successors and Assigns. This Amendment No. 3 shall be binding on the parties hereto and their respective permitted successors and assigns. This Amendment No. 3 may be amended, changed, modified, altered or terminated only upon the written consent of the parties hereto (or their permitted successors and assigns). This Amendment No. 3 shall be assigned to any entity to which the Agreement is assigned in accordance with the terms of the Agreement.


     7. Counterparts. This Amendment No. 3 may be executed in one or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment No. 3 to be duly executed as of the date first written above.

Horace Mann Educators Corporation        Centre Reinsurance (U.S.) Limited


By:      /s/  Paul J. Kardos             By:    /s/  Paul Hellmers
     -------------------------------         ---------------------------------


Printed Name:  Paul J. Kardos            Printed Name:  Paul Hellmers
             -----------------------                   -----------------------


Title:   President & CEO                 Title:  President
       -----------------------------            ------------------------------


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By:  /s/  George J. Zock
   ----------------------------------

Printed Name:  George Zock
              -----------------------

Title:   Executive Vice President
       ------------------------------


Zurich Insurance Company

By:   /s/  Dirk Lohmann
   ----------------------------------

Printed Name:    Dirk Lohmann
              -----------------------

Title:  CEO - Reinsurance
      -------------------------------



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